Moerus Worldwide Value Fund (the “Fund”)

Class N Shares - MOWNX

Institutional Class Shares - MOWIX

a Series of Northern Lights Fund Trust IV

Supplement dated October 11, 2022 to the

Statement of Additional Information (“SAI”) dated March 30, 2022

Effective October 31, 2022, the following disclosure replaces the fourth paragraph under the heading “POLICIES AND PROCEDURES FOR DISCLOSURES OF PORTFOLIO HOLDINGS” on page 25 of the SAI:

The Fund also discloses portfolio holdings to the general public, on the Fund’s website at www.MoerusCap.com. Portfolio holdings may be disclosed monthly, no earlier than 30 days following the month end. In addition, top positional holdings and portfolio-related statistical information may be disclosed quarterly no earlier than 14 days after the end of each calendar quarter.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated March 30 2022 which provides information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting usamutuals.com or by calling 1-844-MOERUS1.